As filed with the Securities and Exchange Commission on March, 2002

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement                 [ ] Confidential, for Use of the Commission Only
[X]   Definitive Proxy Statement                      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                     JARDINE FLEMING CHINA REGION FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5)  Total fee paid:


--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
(3)  Filing Party:


--------------------------------------------------------------------------------
(4)  Date Filed:


--------------------------------------------------------------------------------

                                [LOGO OMITTED.]

                     JARDINE FLEMING CHINA REGION FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2002


Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming China Region Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 9, 2002, at 10:00 a.m. for the following purposes:

(1) to elect one director of the Fund to hold office for the term indicated and until his successor shall have been elected and qualified;

(2) to amend the Fund's investment policies to require the Fund under normal conditions to invest at least 80% of its total assets in equity securities issued either by China Region companies or China Region associated companies and at least 65% of its total assets in equity securities issued by China Region companies; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

Thursday, February 28, 2002, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                                BY ORDER OF THE BOARD OF DIRECTORS



                                         John P. Falco
                                         Assistant Secretary


Wilmington, Delaware
April 8, 2002




                             YOUR VOTE IS IMPORTANT
             Please execute and return the enclosed proxy promptly,
          whether or not you plan to attend the Fund's Annual Meeting.

                                [LOGO OMITTED.]

                     JARDINE FLEMING CHINA REGION FUND, INC.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                PROXY STATEMENT


                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the "FUND") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 9, 2002, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

(1) to elect one director of the Fund, to hold office for the term indicated and until his or her successor shall have been elected and qualified;

(2) to amend the Fund's investment policies to require the Fund under normal conditions to invest at least 80% of its total assets in equity securities issued either by China Region companies or China Region associated companies and at least 65% of its total assets in equity securities issued by China Region companies; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about April 8, 2002.

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. In order to ensure that sufficient shares of Common Stock are represented at the Meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund has retained the services of MacKenzie Partners, Inc., to assist it in soliciting proxies for a fee of $6,000 plus reimbursement of out-of-pocket expenses. In addition, the Fund will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Fund without additional compensation to them.

The Board of Directors has selected John P. Falco and JoAnne Bennick, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Wilmington, Delaware address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 28, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date, there were outstanding and entitled to vote 4,688,824 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as "votes cast" on any proposal and will have no effect on the result of the votes conducted during the Meeting.

The principal executive offices of the Fund are located at 400 Bellevue Parkway, Wilmington, DE 19809, USA.

                                PRINCIPAL HOLDERS

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of February 28, 2002, to the knowledge of the Fund, the following owned of record 5% or more of the outstanding shares of the Fund.

                                                                           AMOUNT OF RECORD      PERCENT
TITLE OF CLASS     NAME AND ADDRESS OF RECORD OWNER                           SHARES HELD        OF CLASS
--------------- -------------------------------------------------------- -------------------- -------------
Common Stock      Merrill Lynch, Pierce Fenner & Smith Safekeeping              892,963           19.04%
                  4 Corporate Place
                  Piscataway, NJ  08854
--------------- -------------------------------------------------------- -------------------- -------------
Common Stock      Brown Brothers Harriman & Co.                                 380,067            8.11%
                  63 Wall Street
                  8th Floor
                  New York, NY  10005
--------------- -------------------------------------------------------- -------------------- -------------
Common Stock      State Street Bank & Trust Company                             373,955            7.98%
                  1776 Heritage Drive
                  No. Quincy, MA  02171
--------------- -------------------------------------------------------- -------------------- -------------
Common Stock      Charles Schwab & Co., Inc.                                    307,950            6.57%
                  Newport Financial Center
                  111 Pavonia Avenue East, 3rd Floor
                  Jersey City, NJ  07310
--------------- -------------------------------------------------------- -------------------- -------------
Common Stock      Citibank, N.A.                                                266,596            5.69%
                  3800 Citibank Center
                  Tampa, FL 33610
--------------- -------------------------------------------------------- -------------------- -------------


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTOR

There are four members on the current Board of Directors. Mr. A. Douglas Eu was elected the President of the Fund on May 12, 1999, while The Rt. Hon. The Earl of Cromer, the former President, continues to be the Chairman and a director of the Fund. One of the current members of the Board of Directors has been nominated to serve for terms as indicated below and until his successor is elected and qualified.

Mr. Julian M.I. Reid was last elected by the stockholders at the 1999 Annual Meeting on May 13, 1999, to serve as a Class III director for a term of three years. In accordance with the terms of that election, his term expires at the 2002 Annual Meeting. Mr. Reid has been nominated to serve as a Class III director for a three-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the nominee referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominee. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

The Board knows of no reason why the nominee listed will be unable to serve. If the nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

There have been no purchases or sales by any director or nominee for election as director of securities of the Fund's investment adviser, JF International Management, Inc. (the "INVESTMENT ADVISER") or its parents, or subsidiaries of either 1% of the outstanding securities of any class of such entities since January 1, 2001.

Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of the Investment Adviser since 1992, and he is considered an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act because of his employment with the Investment Adviser.


No other director or nominee for election as director or officer of the Fund, or member of their immediate family, is or was during the past five years, an officer, employee, director, general partner, or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

No other director or nominee for election as director has had during the past five years any material direct or indirect interest in the Fund's administrator PFPC Inc. (the "ADMINISTRATOR").

No other director or nominee for election as director has, or has had, any material relationship, any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, or any parent or subsidiary of such entities was or is to be a party.

There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.

The following table presents information concerning the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 ACT")) is indicated by an asterisk ("*") preceding his name.


                                                                                             NUMBER OF
                                                 TERM OF                                   PORTFOLIOS IN
                                                OFFICE AND                                    FUND
                                 POSITION(S)    LENGTH OF                                    COMPLEX
                                  HELD WITH       TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              FUND (1)      SERVED (1)       DURING PAST 5 YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer    Chairman     Since 1994      Chief Executive Officer          1         Director of Schroder
6, Sloane Terrace Mansions,      and Director,                  of Cromer Associates                       Asia Pacific Fund
London, SW1X 9DG                   Class I                      Limited; Chairman of LG                    Limited; former
United Kingdom                                                  China Fund Limited,                        Director of Inchcape
Age:  55                                                        Philippine Discovery                       Pacific Limited
                                                                Investment Company
                                                                Limited, Cambridge Asia
                                                                Fund Limited and
                                                                Somerset Business Link
                                                                Limited
------------------------------- ------------- ---------------- -------------------------- --------------- --------------------------
Alexander Reid Hamilton           Director,     Since 1994      Director of Citic                1         See Principal
Flat E, 15th Floor,                Class I                      Pacific Limited, The                       Occupation
Gold Ning Mansion,                                              Swank Shop Limited,
5 Tai Hang Drive,                                               Cosco International
Hong Kong                                                       Holdings Limited,
Age:  60                                                        Cosco Pacific
                                                                Limited, Esprit
                                                                Holdings Limited,
                                                                DBS Kwong On Bank
                                                                Limited, Man Sang
                                                                International
                                                                Limited, Boto
                                                                International
                                                                Holdings Limited and
                                                                Shangri-La Asia
                                                                Limited
------------------------------- ------------- ---------------- -------------------------- --------------- --------------------------
Julian M. I. Reid                 Director,     Since 1998      Chief Executive Officer          2         Chairman of Jardine
10 Frere Felix de Valois St.      Class III                     of 3a Asset Management                     Fleming India Fund,
Port Louis, Mauritius                                           Limited                                    Inc.; former
Age: 57                                                                                                    Director of JF
                                                                                                           Philippine Fund Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                     President,    Since 1997      Chief Operations                 2         Director of Jardine
HK Parkwiew, Apt. 0863,           Treasurer                     Officer and                                Fleming India Fund,
Tower 10,                        and Director,                  Secretary of the                           Inc.; former
88 Tai Tam Reservoir Rd.          Class II                      Investment Advisor                         Director of JF Asset
Hong Kong                                                                                                  Management Limited
Age: 40                                                                                                    and JF Philippine
                                                                                                           Fund Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Lauren Pan                        Secretary     Since 2001      Vice President of JF            N/A        N/A
Age: 35                                                         Asset Management
                                                                Ltd. since July
                                                                2000. Prior to that,
                                                                Manager of JF Asset
                                                                Management Ltd.
------------------------------- ------------- ---------------- -------------------------- --------------- --------------------------
John P. Falco                     Assistant     Since 2001      Assistant Vice                  N/A        N/A
Age: 29                           Secretary                     President and
                                                                Manager, Regulatory
                                                                Administration, PFPC
                                                                Inc. since December
                                                                2000. Prior to that,
                                                                Regulatory
                                                                Administrator, PFPC
                                                                Inc. (December 1997
                                                                to December 2000)
                                                                and, prior to that,
                                                                Legal Assistant at
                                                                the law firm of
                                                                Drinker Biddle &
                                                                Reath LLP
------------------------------------------------------------------------------------------------------------------------------------

(1) Number I, II, or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class III directors will be elected for three-year terms as of the Meeting. Class I directors will serve until the 2003 Annual Meeting with the position then becoming one for subsequent three-year terms. Class II directors will serve until the 2004 Annual Meeting with the position then becoming one for subsequent three-year terms.


The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all registered investment companies overseen by the Director within the Fund's family of investment companies on March 15, 2002:

------------------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF EQUITY                  DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                  SECURITIES IN THE FUND (1)                OF INVESTMENT COMPANIES(1)
------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                                                None                                      None
------------------------------------------------------------------------------------------------------------------------------

                                                    DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer                        $10,001-$50,000                           $10,001-$50,000
--------------------------------------------- ---------------------------------- ----------------------------------------------
A. R. Hamilton                                            $1-$10,000                                $1-$10,000
--------------------------------------------- ---------------------------------- ----------------------------------------------
Julian M.I. Reid                                          $1-$10,000                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------

(1)      Valuation as of March 28, 2002.

During the fiscal year ended December 31, 2001, the Board of Directors held a total of seven meetings. The Board has an Audit Committee, but does not have a Nominating or Compensation Committee. The Audit Committee met twice during the fiscal year ended December 31, 2001. At present, the Audit Committee members are Messrs. Hamilton and Reid, and The Rt. Hon. The Earl of Cromer; Mr. Reid became an Audit Committee Member on January 31, 2002. The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. Other than Mr. Y.M. Ng, who resigned from the Board on June 19, 2001, all of the directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.


             COMPENSATION OF DIRECTORS AND OFFICERS

A director or officer of the Fund who is also an officer or employee of the Investment Adviser receives no remuneration from the Fund. The directors of the Fund do not receive any pensions or retirement benefits from the Fund or the Investment Adviser.

The table below sets forth the compensation paid by the Fund to its directors who received such compensation for the year ended December 31, 2001:


----------------------------------------------------------------------------------------------------------------------
                                                            PENSION OR       ESTIMATED
                                                            RETIREMENT        ANNUAL           TOTAL COMPENSATION
                                                             BENEFITS        BENEFITS                FROM
                                          AGGREGATE         ACCRUED AS         UPON           FUND AND FUND COMPLEX
                                         COMPENSATION      PART OF FUND     RETIREMENT       WITH TWO FUNDS PAID TO
 NAME OF PERSON, POSITION                  FROM FUND         EXPENSES                              DIRECTORS
----------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer,            $23,000            None            None                 $23,000
Chairman and Director
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
A. R. Hamilton, Director                    $19,000            None            None                 $19,000
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
Julian M.I. Reid, Director                  $17,500            None            None                 $38,250
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
Ng Yook Man, Director                       $14,351            None            None                 $14,351
(resigned effective June 19, 2001)
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
Total                                       $73,851            None            None                 $94,601
----------------------------------------------------------------------------------------------------------------------


The directors' compensation from the Fund is comprised solely of directors' and attendance fees. The fees were paid on the basis of an annual fee of $13,750 for directors and $17,750 for the Chairman, plus $750 per meeting attended. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2001.

                                   PROPOSAL 2

                           CHANGE IN INVESTMENT POLICY

It is our policy under normal conditions to invest at least 65% of our assets in common stock, preferred stock and equity-related securities (including convertible debt obligations, warrants and rights) and in the depositary receipts representing such stock and other securities (collectively, "equity securities"), issued by "China Region companies." We define China Region companies as companies (a) that are organized in a China Region country or for which the principal securities trading market is in the China Region or (b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, the China Region. The China Region is defined as the People's Republic of China, including Hong Kong and Macau, and the Republic of China (Taiwan). To the extent that the balance of the Fund's assets are not invested in equity securities issued by China Region companies, our policy is to invest in securities issued by "China Region associated companies," which we define as companies that do not meet the definition of a China Region company but whose current or expected performance the Fund's investment advisor believes is strongly associated with the China Region, and are exposed to significant risks of the China Region, and certain high-quality debt obligations.

A regulation recently adopted by the U.S. Securities and Exchange Commission requires a fund with a name indicating an investment emphasis in a geographic region to adopt a policy to invest at least 80% of its assets in investments that are tied economically to the particular geographic region suggested by its name. While we have consistently invested over 80% of our assets in investments that are tied economically to the China Region, this practice has not been a stated fundamental policy of the Fund. But under normal conditions we intend to continue to be so invested.

Proposal No. 2 is intended to comply with the new rule by amending our investment policy to require that under normal circumstances at least 80% of our net assets, plus the amount of any borrowings for investment purposes be invested in equity securities issued by China Region companies or China Region associated companies and that at least 65% of our assets be invested in equity securities issued by China Region companies.

Our investment policy, both as it currently exists and as it would be stated following the adoption of Proposal No. 2, applies only under normal conditions. We may, therefore, in certain circumstances invest a lower percentage of our assets in investments tied economically to the China Region. For example, we could, as a temporary defensive position invest a lower percentage in assets economically tied to the China Region in order to avoid losses in response to adverse market, economic, political or other conditions.

The Board of Directors believes that the current name of the Fund is consistent with the Fund's investment policy and helps to highlight our investment strategy.

The affirmative vote of a simple majority of shares present and voting at the Meeting is required to amend the investment policy. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE FUND'S INVESTMENT POLICY TO REQUIRE UNDER NORMAL CIRCUMSTANCES 80% OF ITS ASSETS TO BE INVESTED IN THE EQUITY SECURITIES ISSUED BY CHINA REGION COMPANIES OR CHINA REGION ASSOCIATED COMPANIES, AND 65% OF ITS ASSETS BE INVESTED IN EQUITY SECURITIES ISSUED BY CHINA REGION COMPANIES.


                             ADDITIONAL INFORMATION

                             AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Fund under those statutes.

     (1)  MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Exhibit A.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the
Fund with legal and regulatory requirements, and the independence and performance of the Fund's external accountants. The Audit Committee met two (2) times during the year ended 2001.

     (2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2001

The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for year ended December 31, 2001. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP ("PWC"), the Fund's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 20, 2002, the Audit Committee has also received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PWC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that audited financial statements for the year ended December 31, 2001 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid

                             INDEPENDENT ACCOUNTANTS

PWC has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act) to audit the accounts of the Fund for and during 2002. This firm served as independent accountants of the Fund for 2001. The Board does not know of any direct or indirect financial interest of PWC in the Fund.

A representative of PWC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

In 2001, PWC performed various professional services for the Fund, including the examination of the financial statements of the Fund for that year. PWC has also been engaged to assist with the preparation of corporate tax returns for 2001.

The Audit Committee of the Board of Directors recommended the selection of PWC as independent accountants for 2002 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of PWC and concluded there was no effect upon their independence.

During the year ended December 31, 2001, PWC billed the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Fund as follows:

--------------------------------------------------------------------------------
                                                                     US$
--------------------------------------------------------------------------------
Audit fees billed to the Fund                                    $    35,500
--------------------------------------------------------------------------------
Non-audit fees billed to the Fund (1)                            $     7,672
--------------------------------------------------------------------------------
Audit fees billed to the Fund's Investment Advisor               $     5,100
--------------------------------------------------------------------------------
Non-audit fees billed to the Fund's Investment Adviser           $         0
--------------------------------------------------------------------------------
                                                     Total       $    48,272
--------------------------------------------------------------------------------

(1) Comprise of $5,450 tax service fee paid to PWC and $2,222 tax agent fee paid to PWC Taipei, an affiliate of the Fund's independent accountants.

There are no financial information systems design and implementation fees billed by PWC to the Fund, its Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Fund.

The Audit Committee considered whether the provision of non-audit services by PWC is compatible with the maintenance of its independence.

                             THE INVESTMENT ADVISER

The Fund's Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.


                                THE ADMINISTRATOR

The Fund's Administrator is PFPC Inc., whose address is 400 Bellevue Parkway, Wilmington, DE 19809.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2003 Annual Meeting of the Stockholders of the Fund must be received by November 15, 2002, to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2003 Annual Meeting where the proposal is not received by November 15, 2002, should notify the

Fund no later than January 31, 2003. If notice is not received by January 31, 2003, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the Securities and Exchange Commission; (2) the provisions of the Fund's Certificate of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2003 Annual Meeting will be held in May of 2003.

                                  OTHER MATTERS

The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

THE  COMPANY  WILL  FURNISH,  WITHOUT  CHARGE,  COPIES OF THE  ANNUAL  REPORT TO
STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

EquiServe Trust Company, N.A.
P.O. Box 8200
Boston, MA 02266-8200
800-426-5523

                                                                     JFCRM-PS-02

                                    EXHIBIT A
                                    ---------
                     JARDINE FLEMING CHINA REGION FUND, INC.
                             AUDIT COMMITTEE CHARTER

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Fund, (2) the compliance by the Fund with legal and regulatory requirements and (3) the independence and performance of the Fund's external accountants.

The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with the Fund's manager, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Fund's financial statements.

3. Review an analysis prepared by the Fund's manager and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

4. Review with the Fund's manager and the independent accountant the Fund's annual financial statements prior to the filing of its Form N-SAR.

5. Review major changes to the Fund's auditing and accounting principles and practices as suggested by the independent accountant or the Fund's manager.

6. Recommend to the Board the appointment of the independent accountant, which independent accountant is ultimately accountable to the Audit Committee and the Board.

7.   Recommend to the Board the fees to be paid to the independent accountant.

8. Receive periodic formal written reports from the independent accountant regarding the accountant's independence and delineating all relationships between the accountant and the Fund, discuss such reports with the accountant, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the accountant.

9. Evaluate together with the Board the performance of the independent accountant and, if so determined by the Audit Committee, recommend that the Board replace the independent accountant.

10. Confer with the independent accountant prior to the audit the planning and staffing of the audit.

11. Obtain from the independent accountant assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12. Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

13. Review with the independent accountant any problems or difficulties the accountant may have encountered and any management letter provided by the accountant and the Fund's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

15.  Advise the Board with respect to the Fund's Code of Ethics.

16. Review with the Fund's counsel legal matters that may have a material impact on the financial statements.

17. Confer at least annually with the independent accountant in an executive session.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Fund's manager and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the Fund's manager and the independent accountant or to assure compliance with laws and regulations and the Fund's Code of Ethics.

                     JARDINE FLEMING CHINA REGION FUND, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are two issues related to the management and operation of your Fund that requires your immediate attention and approval. They are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 9, 2002.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Jardine Fleming China Region Fund, Inc.

[X]  PLEASE MARK VOTE
     AS IN THIS EXAMPLE

-----------------------------------------
JARDINE FLEMING CHINA REGION FUND, INC.      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
-----------------------------------------
                                             "FOR" PROPOSAL l.

                                             1    Election of Director          Withhold      For

                                             (01)     Julian M. I. Reid            [ ]        [ ]

                                             2    To amend the Fund's investment policies to require
                                                  the Fund under normal conditions to invest at
                                                  least 80% of its total assets in equity securities
                                                  issued either by China Region companies or China
                                                  Region associated companies and at least 65% of
                                                  its total assets in equity securities issued by China
                                                  Region companies.


                                                                                Withhold      For

                                                                                   [ ]        [ ]

Mark box at right if an address
change or comment has been noted     [ ]
on the reverse side of this card.

                                                  ----------------------------------------------------------------
Please be sure to sign and date this Proxy.       Date
------------------------------------------------------------------------------------------------------------------


Stockholder sign here_____________________________            Co-owner sign here_______________________________
------------------------------------------------------------- ----------------------------------------------------

                     JARDINE FLEMING CHINA REGION FUND, INC.

               Proxy Solicited On Behalf Of The Board Of Directors

THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Fund") hereby appoints John P. Falco and JoAnne Bennick, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 9, 2002, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 8, 2002, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominee as director, FOR the proposal to amend the Fund's investment policies and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.

--------------------------------------------------------------------------------

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?                                     DO YOU HAVE ANY COMMENTS?

----------------------------------------------------------    -------------------------------------------------------

----------------------------------------------------------    -------------------------------------------------------

----------------------------------------------------------    -------------------------------------------------------